EXHIBIT 1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.0005 par value per share, of Choice One Communications Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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MORGAN STANLEY DEAN WITTER & CO.                  MORGAN STANLEY CAPITAL PARTNERS III, INC.


By:   /s/ Peter R. Vogelsang                      By:   /s/ Peter R. Vogelsang
   -------------------------------------------       -------------------------------------------
   Name:  Peter R. Vogelsang                         Name:  Peter R. Vogelsang
   Title: Authorized Signatory                       Title: Secretary



MSCP III, LLC                                     MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By: Morgan Stanley Capital Partners               By: MSCP III, LLC,
    III, Inc., as Member                              as General Partner

                                                  By: Morgan Stanley Capital Partners III, Inc.,
By:   /s/ Peter R. Vogelsang                          as Member
   -------------------------------------------
   Name:  Peter R. Vogelsang                      By:    /s/ Peter R. Vogelsang
   Title: Secretary                                  -------------------------------------------
                                                     Name:  Peter R. Vogelsang
                                                     Title: Secretary



MSCP III 892 INVESTORS, L.P.                      MORGAN STANLEY CAPITAL INVESTORS, L.P.

By: MSCP III, LLC,                                By: MSCP III, LLC,
    as General Partner                                as General Partner

By: Morgan Stanley Capital Partners III, Inc.,    By: Morgan Stanley Capital Partners III, Inc.,
    as Member                                         as Member


By:   /s/ Peter R. Vogelsang                      By:    /s/ Peter R. Vogelsang
   -------------------------------------------       -------------------------------------------
   Name:  Peter R. Vogelsang                         Name:  Peter R. Vogelsang
   Title: Secretary                                  Title: Secretary


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MSDW CAPITAL PARTNERS IV, INC.                       MSDW CAPITAL PARTNERS IV, LLC

                                                     By: MSDW Capital Partners IV, Inc.,
By:   /s/ Peter R. Vogelsang                             as Member
   -------------------------------------------
   Name:  Peter R. Vogelsang                         By: /s/ Peter R. Vogelsang
   Title: Secretary                                     ----------------------------------------
                                                        Name: Peter R. Vogelsang
                                                        Tile: Secretary


MORGAN STANLEY DEAN WITTER CAPITAL                   MSDW IV 892 INVESTORS, L.P.
PARTNERS IV, L.P.
                                                     By: MSDW Capital Partners IV, LLC,
   By: MSDW Capital Partners IV, LLC,                    as General Partner
       as General Partner
                                                     By: MSDW Capital Partners IV, Inc.,
   By: MSDW Capital Partners IV, Inc.,                   as Member
       as Member

                                                     By:    /s/ Peter R. Vogelsang
By:   /s/ Peter R. Vogelsang                            ----------------------------------------
   -------------------------------------------          Name:  Peter R. Vogelsang
   Name:  Peter R. Vogelsang                            Title: Secretary
   Title: Secretary



MORGAN STANLEY DEAN WITTER CAPITAL
INVESTORS IV, L.P.

   By: MSDW Capital Partners IV, LLC,
        as General Partner

   By: MSDW Capital Partners IV, Inc.,
        as Member


By:   /s/ Peter R. Vogelsang
   -------------------------------------------
   Name:  Peter R. Vogelsang
   Title: Secretary
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